U.S. SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                     FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): November 18, 2000



                        COMMISSION FILE NUMBER: 0-31431


                                  PIEDMONT, INC.
              (Exact name of registrant as specified in its charter)

          Utah                                           33-0052057
 (State or jurisdiction of incorporation              (I.R.S. Employer
  or organization                                    Identification No.)


3700 Susan St., Ste. 200, Santa Ana, California                92704
   (Address of principal executive offices)                  (Zip Code)

         Registrant's telephone number:(949) 770-2578; Fax 603-375-6582

Item 1.    Changes in Control of Registrant

On November 18, 2000, Villa Nova Management Co., Inc. sold all of its shares, representing approximately 98% of the total outstanding shares of the corporation, to Mr. Vincent van den Brink. Mr. van den Brink will remain in his present positions as President and Director of the company.

Item 2.    Acquisition or Disposition of Assets

Not applicable.

Item 3.    Bankruptcy or Receivership

Not Applicable

Item 4.    Changes in Registrant's Certifying Accountant

          Not Applicable

Item 5.    Other Events

Not Applicable

Item 6.    Resignations of Registrant's Directors

Not Applicable

Item 7.    Financial Statements and Exhibits

     Not Applicable



                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Piedmont, Inc.

Dated: December 11, 2000       By: /s/ Vincent van den Brink
                                   -------------------------
                                   Vincent van den Brink
                                   President, Director